UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 1, 2005



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-13279              95-4647021
(State or other jurisdiction  (Commission file number)    (I.R.S. Employer
      of incorporation)                                Identification Number)



                       6001 36th Avenue West                 98203-1264
                         Everett, Washington                 (Zip Code)
                           www.unova.com
  (Address of principal executive offices and internet site)


       Registrant's telephone number, including area code: (425) 265-2400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(d)  Election of New Director.

Effective January 1, 2005, the Board of Directors of UNOVA, Inc. (the "Company") increased the size of the Board from ten members to eleven members and elected Stephen P. Reynolds to fill the new seat. The Board also appointed Mr. Reynolds a member of the Compensation Committee and the Governance and Nominating Committee of the Board. On January 3, 2005, the Company issued a press release announcing these actions. A copy of the press release is attached as Exhibit
99.1 to this report and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

The following exhibit is attached as part of this report:

Exhibit
Number          Description
-------         ------------
99.1            Press Release issued by the Company on January 3, 2005.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNOVA, INC.


                          By:               /s/ Michael E. Keane
                              -------------------------------------------
                                              Michael E. Keane
                                         Senior Vice President and
                                           Chief Financial Officer


January 3, 2005